Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY		Dec. 31, 2013 CNY
Deferred tax assets, current:
Deferred revenue		37,796		32,905
Allowance for doubtful accounts receivable, accrued expense and others not currently deductible for tax purposes		82,957		39,791
Valuation allowance		(9,317)	[1]	(5,775)	[1]
Total current deferred tax assets, net	17,960	111,436		66,921
Deferred tax assets, non-current:
Tax loss carried forward		14,654		16,400
Deferred revenue		343		445
Impairment of investment		798		180
Others		705
Valuation allowance		(15,108)	[1]	(16,400)	[1]
Total non-current deferred tax assets, net	224	1,392		625
Deferred tax liabilities, non-current:
Related to acquired intangible assets		26,709

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets will not be realized based on the Group's estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.